===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                           DATE OF REPORT: MAY 8, 2003
                        (Date of earliest event reported)



                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                      333-69286            72-1375844
(State or other jurisdiction of         (Commission        (I.R.S. Employer
 incorporation or organization)         File Number)     Identification Number)

         414 NORTH CAUSEWAY BLVD
              MANDEVILLE, LA                                    70448
(Address of Principal Executive Offices)                      (Zip Code)

                                 (985) 727-2000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

    EXHIBIT
    NUMBER                          DESCRIPTION
----------------                    -----------
     99.1                  Press Release dated May 8, 2003.

ITEM 9 - REGULATION FD DISCLOSURE (ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition, and is captioned under Item 9, Regulation FD Disclosure, in accordance with the filing guidance contained in SEC Release 33-8216. Pursuant to general instruction B.6. of Form 8-K, the information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

     On May 8, 2003, Hornbeck Offshore Services, Inc., a Delaware corporation (the "Company"), announced the results of its operations for the three months ended March 31, 2003. Additional information is included in the Company's press release dated May 8, 2003, which is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Hornbeck Offshore Services, Inc.


Date:  May 8, 2003                   By: /s/ JAMES O. HARP, JR.
                                     -----------------------------------
                                     James O. Harp, Jr.
                                     Vice President and Chief Financial Officer

                               INDEX TO EXHIBIT



Exhibit No.             Description
-----------             -----------

  Ex-99.1               Press Release dated May 8, 2003